Exhibit 10.1

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of September 6, 2011, is delivered pursuant to Section 8.6 of the Guaranty and Security Agreement, dated as of November 30, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Guaranty and Security Agreement”), by Clubcorp, Inc., a Delaware corporation (the “Borrower”) and the Affiliates of the Borrower from time to time party thereto as Grantors in favor of Citicorp North America, Inc., as administrative agent and collateral agent for the Secured Parties referred to therein.  Capitalized terms used herein without definition are used as defined in the Guaranty and Security Agreement.

By executing and delivering this Joinder Agreement, each of the undersigned, as provided in Section 8.6 of the Guaranty and Security Agreement, hereby become party to the Guaranty and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the respective Secured Obligations of each of the undersigned, hereby mortgages, pledges and hypothecates to the Administrative Agent for the benefit of the Secured Parties, and grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, all of their rights, titles and interests in, to and under their respective Collateral, and expressly assume all obligations and liabilities of a Grantor thereunder.  The undersigned hereby agree to be bound as a Grantor for the purposes of the Guaranty and Security Agreement.

The information set forth in Annex A is hereby added to the information set forth in Schedules 1 through 6 to the Guaranty and Security Agreement.  By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Guaranty and Security Agreement and that the Pledged Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to in the Guaranty and Security Agreement and shall secure all Secured Obligations of the undersigned.

Each of the undersigned hereby represent and warrant that each of the representations and warranties contained in Article IV of the Guaranty and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

CLUBCORP CGCC, INC.,
a Nevada corporation

By:	/s/Ingrid Keiser
Name:	Ingrid Keiser
Title:	Secretary

CLUBCORP HARTEFELD, INC.,
a Nevada corporation

By:	/s/Ingrid Keiser
Name:	Ingrid Keiser
Title:	Secretary

CLUBCORP RIDGE CLUB, INC.,
a Nevada corporation

By:	/s/Ingrid Keiser
Name:	Ingrid Keiser
Title:	Secretary

[SIGNATURE PAGE TO JOINDER AGREEMENT]

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Administrative Agent

By:	/s/John C. Rowland
	Name:	John C. Rowland
	Title:	Director

[SIGNATURE PAGE TO JOINDER AGREEMENT]

ANNEX A

Supplement to Schedules 1-6

of the Guaranty and Security Agreement

[See the attached]

SCHEDULE 1

COMMERCIAL TORT CLAIMS

NONE

SCHEDULE 2

FILINGS

A UCC-1 financing statement in a form satisfactory to the Administrative Agent will be filed with the filing office as listed in this Schedule 2 against each Grantor in their jurisdiction of organization.

State	Filing Office	Applicable Grantors
Nevada	Secretary of State	• ClubCorp CGCC, Inc. • ClubCorp Hartefeld, Inc. • ClubCorp Ridge Club, Inc.

SCHEDULE 3

JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE

LEGAL ENTITY NAME	Jurisdiction of Formation and Type of Entity	Organizational Identification Number	Chief Executive Office or Sole Place of Business	Additional Jurisdictions where Qualified to do business
ClubCorp CGCC, Inc.	a Nevada corporation	E0346832011-3	ClubCorp CGCC, Inc. 12606 54th Ave., NW Gig Harbor, WA 98332	WA

ClubCorp Hartefeld, Inc.	a Nevada corporation	E0480372011-0	ClubCorp Hartfeld, Inc. 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	MA

ClubCorp Ridge Club, Inc.	a Nevada corporation	E0480392011-2	ClubCorp Ridge Club, Inc. 3030 LBJ Freeway, Suite 600 Dallas, TX 75234	PA

SCHEDULE 4

LOCATION OF INVENTORY AND EQUIPMENT

GRANTOR	LOCATIONS

ClubCorp CGCC, Inc.	ClubCorp CGCC, Inc. 12606 54th Ave., NW Gig Harbor, WA 98332

ClubCorp Hartefeld, Inc.	ClubCorp Hartfeld, Inc. 3030 LBJ Freeway, Suite 600 Dallas, TX 75234

ClubCorp Ridge Club, Inc.	ClubCorp Ridge Club, Inc. 3030 LBJ Freeway, Suite 600 Dallas, TX 75234

SCHEDULE 5

PLEDGED COLLATERAL

Part 1. Pledged Certificated Stock to be delivered to the Administrative Agent

NONE

Part 2. Pledged Uncertificated Stock and Pledged Certificated Stock — delivery of which is not required

NONE

Part 3. Pledged Debt

NONE

SCHEDULE 6

REGISTERED TRADEMARKS (USA)

NONE

REGISTERED TRADEMARKS (FOREIGN)

NONE

COPYRIGHT REGISTRATIONS (USA OR FOREIGN)

NONE

PATENT REGISTRATIONS (USA OR FOREIGN)

NONE

DOMAIN NAMES

NONE